UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02575

Morgan Stanley Liquid Asset Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Kevin Klingert 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	August 31, 2012

Date of reporting period:	February 29, 2012

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Kevin Klingert
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

ILASAN
IU12-00723P-Y02/12

INVESTMENT MANAGEMENT

Morgan Stanley
Liquid Asset Fund Inc.

Semiannual Report

February 29, 2012

Morgan Stanley Liquid Asset Fund Inc.

Table of Contents

Welcome Shareholder	3

Fund Report	4

Expense Example	7

Portfolio of Investments	8

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	24

U.S. Privacy Policy	25

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Liquid Asset Fund Inc. performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended February 29, 2012

Market Conditions

During the second half of 2011, economic growth in the U.S. remained sluggish. Gross domestic product (GDP) increased slightly in the third quarter to 1.8 percent from 1.3 percent in the second quarter, and fourth quarter growth registered 2.8 percent, the fastest pace in more than a year. The economy continued to face headwinds from spillover effects of the European debt crisis and continued weakness in the U.S. housing and labor markets. However, household spending continued to improve and there were some positive surprises in the December and January employment reports. The unemployment rate fell to 8.3 percent in February from 9.1 percent in July and payrolls increased to 284,000 in January and 227,000 in February, bringing the three-month average to 245,000 jobs per month. In August, Standard & Poor's downgraded the U.S. long-term debt credit rating one notch to AA+, citing the uncertainty surrounding fiscal policymaking to address the country's rising debt burden. Market reaction to the downgrade was muted as risk aversion and flight-to-quality by investors grew with the unrest in Europe over concerns with European bank exposures to Greek and other sovereign debt holdings.

As we headed into the latter stages of 2011, the money markets continued to focus on the European banking sector. The market and investor appetite for European bank debt, both in the form of traditional wholesale funding in the money markets as well as longer-term senior bank debt, remained challenged. With year-end illiquidity and lack of balance sheet allocation from the dealer community, spreads were volatile and trading activity limited. Against this backdrop, the market put significant pressure on the European Central Bank (ECB) for imminent policy action to forestall an impending banking crisis. The ECB delivered, introducing measures to support European bank liquidity and to address the lack of unsecured term funding available. Of particular importance, the ECB's Long Term Refinancing Operation (LTRO) offered unlimited three-year funding to banks with eligible collateral and expanded the list of eligible collateral. At the inaugural three-year tender the ECB received take-up of €489 billion, significantly higher than market expectations. During February 2012, the tone of the money markets continued to gradually improve due to the improving economic backdrop combined with the success of the ECB LTRO action. The market eagerly anticipated the next leg of ECB stimulus, and was not disappointed with a consensus size take-up of €530 billion at the second LTRO, with 800 banks participating. In combination, these actions took the rollover risk off the table as banks pre-funded their upcoming maturity schedule. The success of these actions served to stem the tide of Libor increases and three-month Libor has since fallen by over 10 basis points since the high water mark reached in early January. This in turn allowed money market funds to become more active in allocating investment activity rather than hoarding cash.

After the Federal Open Market Committee (FOMC) meeting on September 21, 2011, the Federal Reserve announced to undertake a $400 billion "twist" of its balance sheet holdings. The Fed will sell $400 billion of Treasury securities with maturities of three years and under, while buying a like amount of Treasuries with maturities of between six and 30 years with the intent to keep longer-term borrowing costs low. The anticipated completion date is June 2012. In addition, to help the mortgage market, the Fed will reinvest principal pay downs from agency debt and agency mortgage-backed securities (MBS) into agency MBS (previously these agency maturity/pay downs were reinvested into Treasuries). At its December meeting, the FOMC noted that economic conditions are improving but not enough to change its pledge to keep the federal funds target rate at its current zero to 0.25 percent range through mid-2013. However, the FOMC clearly remains concerned with its forward-looking economic projections. Accordingly, at the January 25 meeting the FOMC announced its intention to extend the period of exceptionally low levels of the fed funds target rate until the end of 2014.

Performance Analysis

As of February 29, 2012, Morgan Stanley Liquid Asset Fund Inc. had net assets of approximately $5.9 billion and an average portfolio maturity of 31 days. For the six-month period ended February 29, 2012, the Fund provided a total return of 0.00 percent. For the seven-day period ended February 29, 2012, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.21 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.21 percent (non-subsidized), while its 30-day moving average yield for February was 0.01 percent (subsidized) and –0.21 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Fund, has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 02/29/12
Repurchase Agreements	49.6%
Commercial Paper	28.3
Floating Rate Notes	10.9
Certificates of Deposit	8.1
Tax-Exempt Instruments	3.1
MATURITY SCHEDULE as of 02/29/12
1 - 30 Days	67.4%
31 - 60 Days	11.2
61 - 90 Days	7.8
91 - 120 Days	5.4
121+ Days	8.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks (including U.S. branches and subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), including U.S. government securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program; repurchase agreements; and asset-backed securities.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/01/11 – 02/29/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	09/01/11	02/29/12	09/01/11 – 02/29/12
Actual (0.00% return)	$1,000.00	$1,000.00	$1.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.82	$1.06

  @  Expenses are equal to the Fund's annualized expense ratio of 0.21% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.50%.

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2012 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (49.5%)
$50,000	ABN Amro Securities LLC, (dated 02/29/12; proceeds $50,000,236; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.50% - 2.63% due 11/30/12 - 08/15/20; valued at $51,055,058)	0.17%	03/01/12	$50,000,000
385,000	Bank of Nova Scotia, (dated 02/29/12; proceeds $385,002,032; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.25% - 2.63% due 02/15/15 - 02/15/41; valued at $453,943,046)	0.19	03/01/12	385,000,000
450,000	Bank of Nova Scotia, (dated 02/29/12; proceeds $450,002,625; collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% due 12/01/40; Federal National Mortgage Association 4.00% - 4.50% due 01/01/26 - 07/01/41; valued at $360,547,699) (a)	0.21	03/01/12	450,000,000
200,000	Barclays Capital, Inc., (dated 02/29/12; proceeds $200,006,611; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 5.00% due 05/01/25 - 02/01/41; Federal National Mortgage Association 2.50% - 5.00% due 02/01/22 - 02/01/42; valued at $206,046,214)	0.17	03/07/12	200,000,000
175,000	BNP Paribas Securities Corp., (dated 02/29/12; proceeds $175,000,729; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.75% due 01/31/14; valued at $178,233,499)	0.15	03/01/12	175,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$68,735	BNP Paribas Securities Corp., (dated 02/29/12; proceeds $68,735,363; collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 5.84% due 10/01/36 - 11/01/40; Federal National Mortgage Association 2.31% - 3.87% due 12/01/34 - 05/01/41; valued at $49,648,876) (a)	0.19%	03/01/12	$68,735,000
275,000	Credit Agricole CIB, (dated 02/29/12; proceeds $275,001,299; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 2.38% - 2.63% due 02/29/16 - 05/31/18; valued at $280,890,704)	0.17	03/01/12	275,000,000
150,000	Deutsche Bank Securities, Inc., (dated 02/24/12; proceeds $150,003,208; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.00% due 12/01/39 - 02/01/41; valued at $154,502,167)	0.11	03/02/12	150,000,000
100,000	Goldman Sachs & Co., (dated 02/23/12; proceeds $100,002,528; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.02% - 4.50% due 02/01/40 - 02/01/42; Federal National Mortgage Association 5.50% due 12/01/33; valued at $102,950,518)	0.13	03/01/12	100,000,000
100,000	Goldman Sachs & Co., (dated 02/24/12; proceeds $100,002,722; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.50% - 5.00% due 07/01/33 - 09/01/41; valued at $103,068,663)	0.14	03/02/12	100,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$150,000	Goldman Sachs & Co., (dated 02/28/12; proceeds $150,004,083; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.00% - 6.13% due 06/01/31 - 02/01/38; Federal National Mortgage Association 4.00% - 7.00% due 09/01/26 - 08/01/41; valued at $154,427,578)	0.14%	03/06/12	$150,000,000
125,000	Goldman Sachs & Co., (dated 02/29/12; proceeds $125,004,618; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.50% - 5.00% due 03/01/27 - 02/01/42; valued at $128,825,232)	0.19	03/07/12	125,000,000
145,000	ING Financial Markets LLC, (dated 02/29/12; proceeds $145,000,806; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.34% - 6.00% due 05/01/34 - 10/01/40; valued at $149,822,684)	0.20	03/01/12	145,000,000
110,000	TD Securities USA, (dated 02/24/12; proceeds $110,002,353; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.50% - 3.25% due 05/31/16 - 02/15/41; valued at $112,843,609)	0.11	03/02/12	110,000,000
420,000	Wells Fargo Securities LLC, (dated 02/29/12; proceeds $420,002,217; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 6.00% due 02/01/20 - 09/01/39; Federal National Mortgage Association 2.63% - 5.59% due 03/01/36 - 03/01/42; Government National Mortgage Association 3.00% - 4.50% due 04/15/24 - 02/15/42; valued at $432,382,759)	0.19	03/01/12	420,000,000
	Total Repurchase Agreements (Cost $2,903,735,000)			2,903,735,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (28.2%)
	International Banks
$76,000	ABN Amro Funding USA LLC	0.36 - 0.41%	03/01/12 - 04/02/12	$75,987,911
45,000	ABN Amro Funding USA LLC (b)	0.36	03/05/12	44,998,250
165,000	ANZ National International Ltd.	0.61	06/07/12	165,000,000
80,000	Barclays US Funding Corp.	0.12	03/01/12	80,000,000
90,000	BNZ International Funding Ltd. (b)	0.53 - 0.54	08/14/12 - 08/17/12	89,775,967
265,000	Deutsche Bank Securities, Inc.	0.14	03/01/12	265,000,000
167,000	DNB NOR Bank ASA	0.52	04/13/12	166,897,272
150,000	ING US Funding LLC	0.49	06/04/12	149,808,021
258,000	Nordea North America, Inc.	0.52 - 0.62	03/15/12 - 08/01/12	257,794,322
35,000	NRW Bank (b)	0.30	04/03/12	34,990,375
50,000	Oversea Chinese Banking	0.54	04/11/12	49,969,819
241,000	Rabobank USA Financial Corp.	0.62 - 0.67	07/30/12 - 08/08/12	240,332,391
9,000	Svenska Handelsbanken, Inc. (b)	0.28	05/17/12	8,994,610
28,000	Swedbank AB	0.36	03/08/12	27,998,094
	Total Commercial Paper (Cost $1,657,547,032)			1,657,547,032
	Certificates of Deposit (8.1%)
	International Banks
275,000	Bank of Montreal	0.11 - 0.12	03/02/12 - 03/06/12	275,000,000
200,000	Svenska Handelsbanken AB	0.55 - 0.60	04/16/12 - 08/02/12	200,000,574
	Total Certificates of Deposit (Cost $475,000,574)			475,000,574

		COUPON RATE(c)	DEMAND DATE(d)
	Floating Rate Notes (10.9%)
	International Banks
50,000	ANZ National International Ltd. (b)	0.59%	05/03/12	08/03/12	50,000,000
67,000	ASB Finance Ltd.	0.59	04/26/12	07/26/12	66,997,266
25,000	Australia & New Zealand Bank (b)	0.66	04/24/12	10/24/12	25,008,967
210,000	Barclays Bank PLC	0.78	05/04/12	11/05/12	210,000,000
100,000	Royal Bank of Canada	0.49	05/29/12	11/27/12	100,000,000
186,000	Westpac Banking Corp.	0.62	04/05/12 - 04/24/12	07/05/12 - 10/24/12	186,000,000
	Total Floating Rate Notes (Cost $638,006,233)				638,006,233

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE(c)	DEMAND DATE(d)	MATURITY DATE	VALUE
	Tax-Exempt Instruments (3.1%)
	Weekly Variable Rate Bonds
$22,000	California Statewide Communities Development Authority, Kaiser Permanente Ser 2009 C-2	0.13%	03/07/12	04/01/46	$22,000,000
10,000	Fremont, CA, Ser 2008 COPs	0.14	03/07/12	08/01/38	10,000,000
10,000	Indiana Finance Authority, Parkview Health System Ser 2009 B	0.11	03/07/12	11/01/39	10,000,000
15,000	Massachusetts Department of Transportation, Metropolitan Highway System 2010 Ser A5	0.12	03/07/12	01/01/39	15,000,000
18,700	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E	0.13	03/07/12	10/01/48	18,700,000
11,700	Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 A	0.12	03/07/12	11/15/25	11,700,000
19,210	New York City Cultural Resources Trust, NY, American Museum of Natural History Ser 2008 B1	0.10	03/07/12	04/01/44	19,210,000
15,000	New York State Housing Finance Agency, 10 Barclay Street 2004 Ser A	0.13	03/07/12	11/15/37	15,000,000
11,115	Pennsylvania Housing Finance Agency, Single Family Mortgage Ser 2004-82C (AMT)	0.14	03/07/12	10/01/34	11,115,000
10,000	Sacramento Transportation Authority, CA, Measure A Sales Tax Ser 2009 A	0.08	03/07/12	10/01/38	10,000,000
20,000	Triborough Bridge & Tunnel Authority, NY, Ser 2002 F	0.14	03/07/12	11/01/32	20,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE(c)	DEMAND DATE(d)	MATURITY DATE	VALUE
$17,500	Wyoming Student Loan Corporation, Student Loan Senior Ser 2010 A-2	0.16%	03/07/12	04/01/39	$17,500,000
	Total Weekly Variable Rate Bonds (Cost $180,225,000)				180,225,000
	Total Investments (Cost $5,854,513,839)			99.8%	5,854,513,839
	Other Assets in Excess of Liabilities			0.2	10,464,932
	Net Assets			100.0%	$5,864,978,771

  AMT  Alternative Minimum Tax.

  COPs  Certificates of Participation.

  (a)  Inadvertent error in not allocating sufficient collateral to the account of the Portfolio.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Rate shown is the rate in effect at February 29, 2012.

  (d)  Date of next interest rate reset.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements

Statement of Assets and Liabilities

February 29, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $5,854,513,839, including repurchase agreements of $2,903,735,000)	$5,854,513,839
Cash	199,131
Receivable for:
Capital stock sold	79,219,624
Investments sold	25,000,075
Interest	790,899
Prepaid expenses and other assets	214,512
Total Assets	5,959,938,080
Liabilities:
Payable for:
Capital stock redeemed	92,262,170
Transfer agent fee	1,734,184
Investment advisory fee	604,380
Administration fee	224,404
Accrued expenses and other payables	134,171
Total Liabilities	94,959,309
Net Assets	$5,864,978,771
Composition of Net Assets:
Paid-in-capital	$5,864,973,432
Accumulated undistributed net investment income	96,877
Accumulated net realized loss	(91,538)
Net Assets	$5,864,978,771
Net Asset Value Per Share 5,865,094,312 shares outstanding (50,000,000,000 shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements continued

Statement of Operations

For the six months ended February 29, 2012 (unaudited)

Net Investment Income:
Interest Income	$6,199,497
Expenses
Investment advisory fee (Note 3)	7,300,506
Shareholder servicing fee (Note 4)	2,919,891
Transfer agent fees and expenses	2,195,339
Administration fee (Note 3)	1,459,945
Custodian fees	98,090
Directors' fees and expenses	87,755
Shareholder reports and notices	39,100
Professional fees	35,036
Registration fees	13,524
Other	51,829
Total Expenses	14,201,015
Less: amounts waived/reimbursed (Note 4)	(8,294,395)
Net Expenses	5,906,620
Net Investment Income	$292,877

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED FEBRUARY 29, 2012	FOR THE YEAR ENDED AUGUST 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$292,877	$398,409
Net realized loss	—	(93,088)
Net Increase	292,877	305,321
Dividends and Distributions to Shareholders from:
Net investment income	(292,795)	(398,333)
Net realized gain	—	(233)
Total Dividends and Distributions	(292,795)	(398,566)
Net increase (decrease) from capital stock transactions	(289,924,249)	3,275,250,336
Net Increase (Decrease)	(289,924,167)	3,275,157,091
Net Assets:
Beginning of period	6,154,902,938	2,879,745,847
End of Period (Including accumulated undistributed net investment income of $96,877 and $96,795, respectively)	$5,864,978,771	$6,154,902,938

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2012 (unaudited) continued

that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$2,903,735,000	$—	$2,903,735,000
Commercial Paper	—	1,657,547,032	—	1,657,547,032
Floating Rate Notes	—	638,006,233	—	638,006,233
Certificates of Deposit	—	475,000,574	—	475,000,574
Tax-Exempt Instruments	—	180,225,000	—	180,225,000
Total Assets	$—	$5,854,513,839	$—	$5,854,513,839

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of February 29, 2012, the Fund did not have any investments transfer between investment levels.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2012 (unaudited) continued

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the daily net assets exceeding $30 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Shareholder Services Plan

Pursuant to a Shareholder Service Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor") as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 29, 2012, the distribution fee was accrued at the annual rate of 0.10%.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2012 (unaudited) continued

The Distributor, Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Fund's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended February 29, 2012, the Distributor waived $2,919,891 and the Adviser waived $5,374,504. These fee waivers and/or expense reimbursements will continue for one year or until such time that the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

5. Transactions with Affiliates

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended February 29, 2012, included in "directors' fees and expenses" in the Statement of Operations amounted to $2,157. At February 29, 2012, the Fund had an accrued pension liability of $60,910, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2012 (unaudited) continued

6. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED FEBRUARY 29, 2012	FOR THE YEAR ENDED AUGUST 31, 2011
	(unaudited)
Shares sold	9,522,511,602	14,840,457,339
Shares issued in reinvestment of dividends and distributions	288,883	395,262
	9,522,800,485	14,840,852,601
Shares redeemed	(9,812,724,734)	(11,565,602,265)
Net increase (decrease) in shares outstanding	(289,924,249)	3,275,250,336

7. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

8. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

The Fund may invest in U.S. dollar-denominated money market instruments and other short-term debt obligations issued by foreign banks. Although the Fund will invest in these securities only if the Adviser determines they are of comparable quality to the Fund's U.S. investments, investing in securities of

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2012 (unaudited) continued

foreign issuers involves some additional risks. These risks may include higher costs of foreign investing, and the possibility of adverse political, economic or other developments affecting the issuers of these securities.

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended August 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 DISTRIBUTIONS PAID FROM:	2010 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$398,566	$324,830

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2012 (unaudited) continued

Permanent differences, due to non-deductible expenses, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2011:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$1,782	$1,783	$(3,565)

At August 31, 2011 the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$198,861	—

At February 29, 2012, the aggregate cost for federal income tax purposes is the same as the cost for book purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

10. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Liquid Asset Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED AUGUST 31,
	MONTHS ENDED
	FEBRUARY 29, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.005		0.035		0.047
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)(2)	(0.000	)(1)(2)	(0.005)		(0.035)		(0.047	)(2)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.00	%(3)(7)	0.01%		0.01%		0.49%		3.56	%(4)	4.86%
Ratios to Average Net Assets::
Total expenses	0.21	%(6)(8)	0.25	%(6)	0.27	%(5)(6)	0.57	%(5)(6)	0.63%		0.67%
Net investment income	0.01	%(6)(8)	0.01	%(6)	0.01	%(5)(6)	0.61	%(5)(6)	3.61%		4.73%
Supplemental Data:
Net assets, end of period, in millions	$5,865		$6,155		$2,880		$3,768		$7,131		$10,451

^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  Amount is less than $0.001.

(2)  Includes capital gain distribution of less than $0.001.

(3)  Amount is less than 0.005%.

(4)  The Adviser fully reimbursed the Fund for the loss incurred resulting from the disposal of investments. Without this reimbursement, the total return was 3.47%.

(5)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.005% and 0.05% for the year end 2010 and 2009, respectively.

(6)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
February 29, 2012	0.50%	(0.28)%
August 31, 2011	0.58	(0.32)
August 31, 2010	0.71	(0.43)
August 31, 2009	0.69	0.49

(7)  Not annualized.

(8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates, It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

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U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with

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U.S. Privacy Policy (unaudited) continued

affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Liquid Asset Fund

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
April 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
April 19, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
April 19, 2012